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                                                                Exhibit 10.16


                                 AMENDMENT #4


        To Lease dated October 9, 1992 between Welsh Edenvale Partners '86 (a Minnesota limited partnership), as Lessor and Stratasys, Inc. (a Delaware corporation), as Lessee.

        THIS AMENDMENT TO LEASE, entered into and made as of July 27, 1998, by and between Carpenter Land Company, L.L.P., as Landlord and Stratasys, Inc. (a Delaware corporation), as Lessee.

                             W I T N E S S E T H:

        WHEREAS, Lessor and Lesee have heretofore entered into a Lease Agreement (hereinafter referred to as the "Lease"), dated October 9, 1992 for office/warehouse space located at 14950 Martin Drive, Eden Prairie, Minnesota, (hereinafter the "Demised Premises"), commencing November 1, 1992; and

        WHEREAS, Carpenter Land Company, Landlord, purchased the building including the Demised Premises on April 30, 1993; and

        WHEREAS, Landlord and Lessee amended the Lease on January 23, 1995 in Amendment #1; and

        WHEREAS, Landlord and Lessee amended the Lease on June 22, 1995 in Amendment #2; and

        WHEREAS, Landlord and Lessee amended the Lease on October 30, 1995 in Amendment #3.

        NOW, THEREFORE, in consideration of the rents reserved and of the covenants and agreements herein set forth, it is agreed by Landlord and Lessee that the Lease is hereby amended from and after the date hereof as follows:

1.  TERM
      The lease term shall be extend by thirty-six (36) months, commencing on August 1, 1999 and terminating on July 31, 2002.

2.  BASE RENT
      The base rent for the extension period shall be as follows:

                                                Base Rent
Period                                          Per Month           Annual Rent
------                                          ---------           -----------
August 1, 1999 through and
including July 31, 2000                        $13,938.00           $167,256.00

August 1, 2000 through and
including July 31, 2001                        $14,519.00           $174,228.00

August 1, 2001 through and
including July 31, 2002                        $15,100.00           $181,200.00
                                                                    -----------

                                                TOTAL               $522,684.00

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Amendment #4
Page 2


3.  IMPROVEMENTS
      The Landlord agrees to provide, at no expense to Lessee, the following improvements to the Demised Premises:

      -    Re-paint the building exterior in a mutually acceptable color.
      - Provide a $5,000.00 allowance to be used to construct a new, lighted building monument sign.
      - Overlay the asphalt in the loading area on the east side of the building.
      - Modify the HVAC systems by adding two (2) new air conditioning units, new ducting and rebalance air flow to correct temperature and control deficiencies.

      The Landlord agrees to begin work on these improvements as soon as reasonably possible after this Amendment is fully executed. Any improvements other than those described above must be approved by the Landlord and shall be completed at the sole cost of the Lessee.


      Except as herein above set forth, all terms, provisions and covenants of the Lease shall remain unchanged and in full force and effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment #4 as of the date and year first above written.





Lessee:                                           Landlord:
STRATASYS, INC.                                   CARPENTER LAND COMPANY L.L.P.
(a Delaware corporation)

By: /s/ D.W. Moffatt                          By: /s/ J. Carpenter
----------------------------                      ---------------------------

Its: Chief Operating Officer                  Its: General Partner
----------------------------                      ---------------------------

                                              By: /s/ A.C. Kelly
                                                  ---------------------------

                                              Its: General Partner
                                                  ---------------------------